ASANTE TECHNOLOGIES, INC.

                          REGISTRATION RIGHTS AGREEMENT

This Agreement is made at San Jose, California as of March 16, 2000 among Asante Technologies, Inc., a California corporation (the "Company"), and each of the persons listed on the Signature Page(s) to this Agreement.


                                    RECITALS

A. The Company has entered into a Stock Purchase Agreement with the Purchaser and has agreed to enter into this Registration Rights Agreement in connection with the issuance of Common Stock pursuant to the Registration Rights Agreement.

B. Capitalized terms have the meanings set forth in Article 2 of this Agreement.

         Accordingly, the parties agree as follows:


                                 1. DEFINITIONS

1.1. Definitions.

The capitalized terms listed below have the meanings attributed to them. Capitalized terms used in this Agreement that are not set forth below have the meanings attributed to them elsewhere in this Agreement.

"Claim" means any claim, loss, damage, cost, expense, or liability, or any threatened or pending suit, action, arbitration, or other proceeding in respect thereof.

"Control  Person"  means  any  officer,   director,   general  partner,   person
controlling another person within the meaning of Section 15 of the Securities Act, or alleged Control Person.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the SEC thereunder, all as the same are in effect at the time.

"Holder" means any party to this Agreement who holds Registrable Securities or securities or instruments with respect to which Registrable Securities are ultimately issuable, and any transferee thereof to whom registration rights have also been transferred in accordance with this Agreement.

"Indemnifying Party" means a person required to provide indemnification pursuant to Article 7 (INDEMNIFICATION).

"Initiating Holders" means Holder(s) of any percentage of the then outstanding Registrable Securities if the reasonably anticipated aggregate offering price would exceed $1,000,000 net of underwriting discounts and commissions in a Registration pursuant to Article 2 (REGISTRATION ON FORM S-3).

                                       1                           EXHIBIT 10.16

"Investor" means a person who has purchased Registrable Securities or rights to acquire Registrable Securities directly from the Company.

"Misstatement" means (a) any untrue statement of a material fact, (b) any omission to state a material fact required to be stated or necessary to make another statement not misleading in light of the circumstances in which such other statement was made, and (c) any alleged Misstatement.

"Prospectus" means any registration statement, prospectus, offering circular, or other document, including without limitation any related registration statement, notification, or the like, incident to any Registration, and any amendment or supplement thereto.

"Register" and "Registration" mean the act of registering securities by preparing and filing a registration statement in compliance with the Securities Act and pursuing such filing until the SEC declares or orders it effective. Unless the context otherwise requires, "Register" and "Registration" also include the filing of appropriate post-effective amendments, appropriate qualifications under applicable blue sky and other state securities laws, compliance with applicable regulations, and such other actions as are reasonable and customary in connection with a Registered sale of securities to the public.

"Registered" means (a) the past tense of Register, or (b) an adjective used to describe securities, or the sale thereof, with respect to which a Registration has been completed.

"Registrable Securities" means Common Stock issued pursuant to the Stock Purchase Agreement

"Registration Expenses" means expenses incurred by the Company in complying with
Article 2 (REGISTRATION ON FORM S-3), including without limitation all Registration fees, printing expenses, escrow fees, fees and disbursements of counsel and independent certified public accountants for the Company, reasonable fees and disbursements of one special counsel for the participating Holders as a group, and blue sky fees and expenses.

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended, or any successor rule, all as the same are in effect at the time.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the SEC thereunder, all as the same are in effect at the time.

"Selling Expenses" means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the Registrable Securities Registered by the Company on behalf of the Holders and all fees and disbursements of individual counsel for the Holders (as opposed to the reasonable fees and disbursements of one special counsel for the participating Holders as a group).

"Shares" means Registrable Securities and any securities with respect to which Registrable Securities are issuable if such Registrable Securities have not at that time been issued.

"Stock Purchase Agreement" means the Common Stock Purchase Agreement between the Company and the Purchaser of even date herewith.

                                      -2-                          EXHIBIT 10.16

                           2. REGISTRATION ON FORM S-3

2.1.     Right to Registration.

         2.1.1.   Who May Make a Request.

         Upon receiving a written request from the Initiating Holders, to Register their Registrable Securities on Form S-3 (or any successor form to Form S-3), the Company shall take the actions specified in this
         Section 2.1 and Article 6 if the Company is entitled to use such form. The request shall identify the underwriter(s) who will manage the offering. Each underwriter shall be subject to the approval of the Company, which the Company shall not withhold unreasonably.

         2.1.2.   Eligible Participants.

         All Registrable Securities shall be eligible to be included in the Registration.

         2.1.3.   Filings.

         Subject to Article 3, the Company shall use diligent reasonable efforts to Register the Shares specified in the requests of the eligible Holders as quickly as is practicable.

2.2.     Limit on Registrations.

There is no limit on the number of Registrations the Holders may request pursuant to this Article 2 if the right to request Registration has not terminated.

2.3.     Future Grants of Rights.

The Company may grant additional rights to include securities in Registrations pursuant to this Article 2, if the Holders of a majority of the Registrable Securities entitled to request Registration under this Article 2 consent to such grant in writing.


                         3. LIMITATIONS ON REGISTRATIONS

3.1.     Exceptions to Obligation.

This  Article 3 enumerates  various  actions that the Company is not required to
take  in  the  course  of  performing   this  Agreement,   notwithstanding   the
implications of any other provision in this Agreement to the contrary.

3.2.     No General Consent to Service.

The Company is not required to Register Shares in any jurisdiction in which the Company would be required to execute a general consent to service of process, unless (a) the Company is already subject to service in such jurisdiction or (b) such consent is required by the Securities Act.

3.3.     Last Date for Requests.

The Company is not required to Register any Shares pursuant to this Agreement after the second anniversary of this Agreement.

                                      -3-                          EXHIBIT 10.16

3.4.     Conflicts with Other Offerings.

The Company is not required to Register Shares pursuant to Article 2 if, within five (5) days after the Company receives the request for Registration, the Company notifies the Holders that (a) the Company intends in good faith within the next sixty (60) days to file a Registration of its own shares (other than a Registration of an employee benefit plan, a Registration on Form S-4 or any other Registration that does not involve a sale of stock to the general public for cash), or (b) in the opinion of its counsel, the Company would be required to disclose in such registration statement information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the Board of Directors of the Company, such disclosure might adversely affect any material business transaction or negotiation in which the Company is then engaged. The period of deferral shall not last longer than is reasonably appropriate, and in any event shall end 180 days immediately after the effective date of the Registration.

3.5.     Right to Delay Requested Registration.

The Company may delay a Registration pursuant to Article 2 for up to 120 days (the "Delay Period") if, at any time before the Registration becomes effective, the Company delivers to the eligible Holders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for a Registration to be filed or become effective within the time otherwise required by this Agreement. The Holders shall not have the right to request an additional Registration pursuant to
Article 2 during the Delay Period. Once the Company has invoked its rights pursuant to this Section 3.5, it may not do so again until after it has completed a Registration pursuant to Article 2, unless the Holders have withdrawn the request with respect to which the Delay Period was invoked.

3.6.     Pacing of Requests.

The Company may decline to comply with a request to Register Shares made within six months after a Registration pursuant to Article 2 has been completed.

3.7.     Termination of Requested Registrations.

The Company may, and at the election of Holders of a majority of the eligible Registrable Securities or Holders of a majority of the Registrable Securities requesting such Registration shall, terminate a Registration pursuant to Article 2 if the number of Registrable Securities to be included in the Registration is reduced to fewer than 80% of the minimum number of Registrable Securities required to be included in the Registration or if the aggregate offering price of all securities to be sold pursuant thereto is reduced to an amount that would not reasonably be anticipated to exceed 80% of the amount required for Initiating Holders to request such Registration. Any such terminated registration shall not be counted as a Registration for any purpose under this Agreement.

3.8.     What Counts as a Completed Registration.

A Registration is deemed completed when the Registration has become effective and the sale of the Registered securities have been sold. Any Registration that is terminated by the Holders pursuant to this Agreement shall be deemed to have been completed for the purpose of this Section 3.8 unless (a) at the time of the termination, the Holders have learned of a material

                                      -4-                          EXHIBIT 10.16
adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and the Company knew of the facts constituting the change at the time of the request, or (b) the Holders pay the Registration Expenses associated with such Registration pursuant to Section 5.2.


                          4. UNDERWRITTEN REGISTRATIONS

4.1.     Application.

The provisions of this Article 4 apply to each underwritten Registration covered by this Agreement.

4.2.     Requirement of an Underwriting.

Any underwritten Registration pursuant to Article 2 shall be a firm commitment underwriting. If the Initiating Holders in a Registration pursuant to Article 2 do not identify an underwriter and the Board of Directors advises the Initiating Holders that, in the good faith estimation of the Company, it is necessary to engage underwriters to effect an orderly distribution of the Registered Shares, the Initiating Holders shall work in good faith with the Company to identify underwriters and negotiate terms of underwriting that are reasonably acceptable to all parties.

4.3.     Perform Underwriting Agreement.

In each underwritten Registration, the Company shall enter into and perform, or be ready, willing, and able to enter into and perform, its obligations under an underwriting agreement in usual and customary form with the managing underwriter.

4.4.     Participation Required.

Each Holder participating in a Registration shall enter into an underwriting agreement in customary form with the managing underwriter(s), if any. No Registrable Securities shall be included in or sold pursuant to the Registration except in accordance with the applicable underwriting agreement.

4.5.     Changes in Underwriters.

The Holders of a majority of the Registrable Securities to be included in the Registration pursuant to Articles 2 may replace an underwriter named in the request for Registration or add one or more additional underwriters. Each underwriter shall be subject to the approval of the Company, which the Company shall not withhold unreasonably.

4.6.     Decreases in Offerings.

Notwithstanding any other provision of this Agreement, if the Company or the managing underwriter(s) in a Registration advise the participating Holders in writing that market factors require a limit on the number of Registrable Securities to be underwritten, then the number of Registrable Securities that may be included in the Registration shall be allocated among all participating Holders in proportion, as nearly as practicable, to the number of Registrable Securities such Holders have requested to include in the Registration. The Company shall not reduce the number of Registrable Securities to be included in the Registration if the Registration will include securities to be sold for the account of persons other than Holders or the Company.

                                      -5-                          EXHIBIT 10.16

4.7.     Increases in Offerings.

If the  managing  underwriter(s)  in a  Registration  advise  the  participating
Holders that the underwriter(s) desire to increase the number of Registrable Securities to be underwritten, whether because of market factors or withdrawal of other Shares, the increase shall be allocated among the eligible Holders in proportion to the Holders' eligible Registrable Securities, including those already included in the Registration.

4.8.     Aggregation of Registrable Securities.

For the purpose of allocating increases or decreases in the number of Shares to be included in a Registration pursuant to Section 4.6 or 4.7, Shares held by an entity, current and former equity holders of such entity, and trusts, estates, or family members of such current and former equity holders, to whom registration rights have been assigned as permitted in this Agreement, shall be considered a single Holder, except for the purpose of re-allocating such increases or decreases within such group.

4.9.     Withdrawal of Shares.

Any Holder who disapproves of the terms of an underwriting may withdraw from the
Registration  by  delivering  written  notice  to  the  Company,   the  managing
underwriter(s), and the other participating Holders.


                           5. EXPENSES OF REGISTRATION

5.1.     Allocation.

Except as otherwise provided in this Agreement, the Company shall pay all Registration Expenses incurred in connection with any Registration. Unless otherwise stated, all Selling Expenses relating to Registrable Securities Registered on behalf of the Holders shall be borne by the Holders pro rata on the basis of the gross proceeds from the sale of their Shares so Registered, except that attorney fees of individual Holders shall be borne by the individual Holders. The Company shall pay all of the compensation of its regular employees, even though they may engage in activities included within the scope of Registration Expenses. The Company shall pay the expense of any special audits incident to or required by any Registration, except as provided in Section 5.2.

5.2.     Expenses of Terminated Requested Registrations.

The Registration Expenses of any Registration pursuant to Article 2 that is terminated because of a reduction of the Shares to be included below the minimum required under Article 2, respectively, shall be paid by (a) the Holders who have withdrawn their Shares after requesting them to be included, in proportion to the number of Shares they have withdrawn, if the termination is due to withdrawal of Shares, or (b) all Holders who initially requested to have their Registrable Securities included in the Registration, in proportion to the number of Shares they requested to have included, in all other cases (such as underwriter action). For the purpose of this Section 5.2, Registration Expenses includes the expense of any special audit incident to or required by the Registration. If such Registration Expenses are not paid promptly, the terminated  Registration  shall be deemed to be  completed  for the  purpose  of
Section 3.8. The Holders shall

                                      -6-                          EXHIBIT 10.16
not be required to pay the Registration Expenses, however, if at the time of termination the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, and the Company knew of the facts constituting the change at the time of the request.


                           6. REGISTRATION PROCEDURES

6.1.     Duty to Give Meaningful Notice.

The Company shall advise each Holder in writing as to the initiation and completion of each Registration in which the Holder is entitled to participate. Whenever the Company gives a notice that requires a response, the Company shall notify the Holder as promptly as possible and give a reasonable time within which to respond.

6.2.     Contents of Notice.

The notice shall give a brief summary of the intended terms of the underwriting, including the jurisdictions in which the Company then intends to Register any Shares. The notice shall advise all eligible Holders that the number of Registrable Securities they may include in the Registration shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time the notice is given.

6.3.     Response to Notice by Holders.

Each eligible Holder shall notify the Company in writing of the number of Shares the Holder wishes to include in the Registration. If the Holder so notifies the Company within the time specified in the Company's notice, but in no event less than 30 days, the Company shall include such Shares in the Registration, subject to Article 3.

6.4.     Duration of Registration.

With respect to each Registration of Registrable Securities, the Company shall prepare and file a registration statement with the SEC with respect to the Shares and use diligent reasonable efforts to cause the Registration to become and remain effective for at least 120 days or until the Shares covered by the Registration have been sold. The 120-day period shall be extended by the number of days the Holder refrains from selling any securities included in the
Registration at the request of the Company or the underwriter(s) managing the offering. The period for any continuous or delayed Registration on Form S-3 shall continue beyond 120 days until all Registrable Securities included in the Registration are sold. The Company shall not be required to keep the Registration effective for more than 120 days unless applicable rules under the Securities Act permit the Company to incorporate by reference from periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act information required to be included in any prospectus required by Section 10(a)(3) of the Securities Act or which reflects facts or events representing a material or fundamental change in the information set forth in the registration statement.

6.5.     Prospectus Delivery.

With respect to each Registration of Registrable Securities, the Company shall furnish the participating Holders and the underwriters such number of copies of the registration statement,

                                      -7-                          EXHIBIT 10.16
preliminary prospectus, final prospectus, and such other documents as the Holders and underwriters may reasonably request to comply with applicable state or federal laws in connection with the sale of the Shares pursuant to the Registration.

6.6.     Blue Sky Compliance.

Subject  to  Article  3,  with  respect  to  each  Registration  of  Registrable
Securities, the Company shall use diligent reasonable efforts to Register the securities under the securities or blue sky laws of such jurisdictions as participating Holders of a majority of the Shares to be included in the Registration may reasonably request. The Holders must make such request within ten days before the estimated filing of the Registration with the SEC.

6.7.     Amendments and Supplements.

With respect to each Registration of Registrable Securities, the Company shall prepare and file with the SEC, promptly upon the request of any participating Holders, any amendment or supplement to the Registration which, on the reasonable advice of the special counsel for the participating Holders, is required under the Securities Act.

6.8.     Information to be Supplied by Holder.

As a condition precedent to the obligations of the Company to Register a Holder's Registrable Securities, the Holder shall furnish the Company with such information regarding the Holder, the Holder's Registrable Securities, and the distribution proposed by the Holder (if the Registration is pursuant to Article
2) as the Company may reasonably request in writing or as may be required to Register the Holder's Registrable Securities.

6.9.     Notification of Misstatements in Prospectus.

The Company shall promptly notify each Holder of Registrable Securities included in a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of any event that causes the prospectus included in such registration statement, as then in effect, to include a Misstatement.

6.10.    Correction of Misstatements.

With respect to each Registration of Registrable Securities, the Company shall prepare and promptly file with the SEC, and promptly notify the participating Holders or their attorneys in fact of the filing of, such amendments or supplements to the Registration as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities was required to be delivered under the Securities Act, an event has occurred that causes the Registration to make an untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein not misleading, in the light of the circumstances in which they were made.

6.11.    Updates.

With respect to each Registration of Registrable Securities, the Company shall promptly prepare any amendments to the Registration needed to permit the participating Holders and their underwriters to comply with the requirements of the Securities Act.

                                      -8-                          EXHIBIT 10.16

6.12.    Listing on Exchanges.

The Company shall cause all Registrable Securities included in a Registration to be listed on each securities exchange or over the counter market on which the Company's securities of same class and series are then listed.

6.13.    Provide Transfer Agent and Registrar and CUSIP Number.

The Company shall provide a transfer agent and registrar and a CUSIP number for all Registrable Securities included in a Registration, in each case not later than the effective date of the Registration.


                               7. INDEMNIFICATION

7.1.     By the Company.

         7.1.1.   Obligation to Indemnify.

         The Company shall indemnify (a) each Holder (and each Control Person of the Holder) and (b) each underwriter, if any (and each Control Person of the underwriter) of the Holder's Shares against all Claims arising out of or based on any Misstatement contained in any Prospectus, or any violation or alleged violation by the Company, in connection with a Registration in which the Holders participate, of the Securities Act, the Exchange Act, or any state securities law or of any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

         7.1.2.   Obligation to Reimburse.

         The Company shall reimburse each Holder (and its Control Persons) and each underwriter (and its Control Persons) for any legal and any other expenses reasonably incurred by them in connection with investigating or defending any Claims referred to in subsection 7.1.1.

         7.1.3. Company Not Responsible for Information Furnished by Holder or Underwriter.

         The Company shall not be liable under this Section 7.1 to the extent that any Claim arises out of or is based upon written information furnished to the Company by an instrument duly executed by a Holder (or its Control Person) or underwriter (or its Control Person) expressly for use in the Prospectus in which the information is used.

         7.1.4.   Corrected Misstatements.

         If a Claim relates to a Misstatement in a preliminary prospectus that did not appear in the final prospectus, the Company shall not be liable for such Claim under this Section 7.1 to (a) the seller (or its Control Person) if the seller delivered a copy of the preliminary prospectus to the person alleging the Claim and failed to deliver a copy of the corrected final prospectus to such person, or (b) any underwriter (or its Control Person) if the underwriter delivered a copy of the preliminary prospectus to the person alleging the Claim and failed to deliver a copy of the corrected final prospectus to such person.

                                      -9-                          EXHIBIT 10.16

7.2.     By the Holders.

         7.2.1    Obligation to Indemnify.

         If Shares of a Holder are included in a Registration, the Holder shall, along with all other Holders participating in the Registration, severally, and not jointly, indemnify (a) the Company (and its Control Persons); (b) each underwriter (and its Control Persons); and (c) each other Holder (and its Control Persons), if any, against all Claims arising out of or based on any Misstatement contained in any Prospectus. Each Holder shall severally, and not jointly, indemnify (a) the Company (and its Control Persons); (b) each underwriter (and its Control Persons); and (c) each other Holder (and its Control Persons), if any, against all Claims arising out of or based on any violation or alleged violation by the Holder of the Securities Act, the Exchange Act, or any state securities law or of any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

         7.2.2.   Obligation to Reimburse.

         Each Holder shall reimburse (a) the Company (and its Control  Persons);
         (b) each underwriter (and its Control Persons); and (c) each other Holder (and its Control Persons), if any, for any legal or any other expenses reasonably incurred in connection with investigating or defending any Claim referred to in subsection 7.2.1.

         7.2.3.   Limit on Liability.

         A Holder shall be liable under this Section 7.2 only to the extent that a Misstatement is made in a Prospectus in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Holder expressly for use therein. In addition, a Holder shall not be liable under this Section 7.2 for more than the net amount of proceeds received from the sale of the Holder's Shares pursuant to the Registration with respect to which the Claim is made.

         7.2.4.   Corrected Misstatements.

         If a Claim relates to a Misstatement in a preliminary prospectus that did not appear in the final prospectus, the Holder shall not be liable for such Claim under this Section 7.2 to (a) the seller (or its Control Person) if the seller delivered a copy of the preliminary prospectus to the person alleging the Claim and failed to deliver a copy of the corrected final prospectus to such person, or (b) any underwriter (or its Control Person) if the underwriter delivered a copy of the preliminary prospectus to the person alleging the Claim and failed to deliver a copy of the corrected final prospectus to such person.

7.3.     Procedure.

         7.3.1.   Notice.

         Each Indemnified Party shall give written notice to each Indemnifying Party promptly after the Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Parties of their obligations under this Article 7 unless and to the extent that the Indemnifying Parties are prejudiced thereby.

                                      -10-                         EXHIBIT 10.16

         7.3.2.   Conduct of Defense.

         The Indemnified Party shall permit the Indemnifying Parties to assume the defense of any Claim. The counsel who shall conduct the defense of such Claim shall be approved by the Indemnified Party, who shall not withhold such approval unreasonably. The Indemnified Party may participate in such defense at the Indemnified Party's expense.

         7.3.3.   Settlements.

         No Indemnifying Party, in the defense of any Claim, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving to such Indemnified Party by the claimant or plaintiff a release from all liability in respect to such Claim.

         7.3.4.   Consent as Condition to Obligation to Indemnify.

         The Indemnified Party shall not settle any Claim without the consent of the Indemnifying Party. The consent of the Indemnifying Party is a condition to the obligation of the Indemnifying Party to pay money pursuant to this Article 7. The Indemnifying Party shall not withhold consent to any proposed settlement unreasonably.

7.4.     Contribution.

If a court of competent jurisdiction refuses to enforce the indemnification obligations of this Article 7 with respect to any Claim, the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount the Indemnified Party is required to pay as a result of the Claim in such proportion as is appropriate to reflect the relative fault of the parties in connection with the Misstatements that resulted in the Claim, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by referring to, among other things, whether the party supplied incorrect or incomplete information, the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent any Misstatement, and the evidence indicating whether the Misstatement was in fact false or misleading.

7.5.     Conflict with Underwriting Agreement.

To the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with a Registration conflict with this Article 7, the underwriting agreement shall control.

7.6.     Survival.

The obligations of the Company and the Holders under this Article 7 shall survive the closing of any Registration.


                       8. TRANSFER OF REGISTRATION RIGHTS

8.1.     Transfers Permitted.

A Holder may not assign the right to require the Company to Register Registrable Securities under this Agreement.

                                      -11-                         EXHIBIT 10.16

                            9. TERMINATION OF RIGHTS

The rights of any particular Holder to cause the Company to Register Registrable Securities under this Agreement shall terminate two years from the date of this Agreement.


                             10. RULE 144 REPORTING

10.1.    Duration of Undertakings.

The Company shall use diligent reasonable efforts, including the actions described in this Article 10, to make available to the Holders all of the benefits of any SEC rules or regulations that may permit the Holders to sell their Registrable Securities to the public without Registration for so long as the Holders hold Registrable Securities.

10.2.    Rule 144 Public Information Requirements.

The Company shall make and keep public information available, in the manner contemplated in Rule 144 promulgated under the Securities Act, at all times after the Company becomes subject to the reporting requirements of the
Securities Act or the Exchange Act, regardless of whether the Company subsequently ceases to be subject to such requirements.

10.3.    Reporting Obligations.

The Company shall file with the SEC, in a timely manner, all reports and other documents required under the Securities Act and the Exchange Act at all times after the Company becomes subject to the reporting requirements of such Acts.

10.4.    Compliance Certificate and Other Documentation.

The Company shall furnish to each Holder, forthwith upon request, (a) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first Registration by the Company (other than a Registration of an employee benefit plan, a Registration on Form S-4 or any other Registration that does not involve a sale of stock to the general public for cash)) and of the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); (b) a written statement by the Company as to whether the Company qualifies as a registrant whose securities may be resoled pursuant to Form S-3 (at any time after the Company has become subject to the reporting requirements of the Exchange Act); (c) a copy of the most recent annual or quarterly report of the Company, and (d) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request.

10.5.    S-3 Registration.

The Company shall take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to use Form S-3 to sell their Registrable Securities as soon as practicable after the end of the fiscal year in which the Company's IPO is declared effective or such earlier time as may be required under the Exchange Act.

                                      -12-                         EXHIBIT 10.16

                                11. MISCELLANEOUS

11.1.    Additional Actions and Documents.

The parties shall execute and deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of this Agreement.

11.2.    Parties in Interest.

Except as expressly provided in this Agreement with respect to Indemnified Parties, nothing in this Agreement shall (a) confer any rights or remedies on any persons other than the parties and their respective successors and assigns,
(b) relieve or discharge the obligation of any third person to any party, or (c) shall give any third person any right of subrogation or action against any party.

11.3.    Amendments, Waivers, and Consents.

This Agreement shall not be amended except in a writing signed by (a) the Company, (b) the Holders of a majority of the outstanding or issuable Registrable Securities. No waiver or consent shall be binding except in a writing signed by the party making the waiver or giving the consent, except that the Holders of a majority of a Category of Registrable Securities may grant a waiver or consent on behalf of that Category. Where Shares are held by in the names of joint owners, including without limitation as husband and wife, the signature of either joint owner shall bind the other. No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent except to the extent specifically set forth in writing. For the protection of all parties, amendments, waivers, and consents that are not in writing and executed by the party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence may not include the alleged reliance.

11.4.    Notice.

Any notice, instruction, or communication required or permitted to be given under this Agreement to any party shall be in writing (which may include telecopier or other similar form of reproduction followed by a mailed hard copy, but not electronic mail) and shall be deemed given when actually received or, if earlier, five days after deposit in the United States Mail by certified or express mail, return receipt requested, postage prepaid (or for notices given across national boundaries, by Federal Express, DHL, or other comparable delivery service, delivery prepaid), addressed to the last known residence or business address of the party as shown on the books of the Company or to such other address as such party may request by written notice. Each party shall make an ordinary, good faith effort to ensure that the person to be given notice actually receives such notice. A party giving notice shall deliver a copy of the notice to the recipient's attorney, at the same time and in the same or an equivalent manner. Each party shall ensure that the other parties to this Agreement have a current address, fax number, and telephone number for the party and if desired, the party's attorney, for the purpose of giving notice. The principal offices of the Company and its attorneys are presently located at the following addresses:

                                      -13-                         EXHIBIT 10.16

            Company:   Asante Technologies, Inc.
                       821 Fox Lane
                       San Jose, CA 95131
                       Attn.: Wilson Wong
                       408 435-8401 (FAX)
                       408 894-0526 (Voice)

    Company Counsel:   Enterprise Law Group, Inc.
                       Menlo Oaks Corporate Center
                       4400 Bohannon Drive, Suite 280
                       Menlo Park, CA 94025-1041
                       Attn.:  Wayland M. Brill, Esq. / Nelson D. Crandall, Esq.
                       650-462-4747 (FAX)
                       650-462-4700 (Voice)

          Purchaser:   At the address on the signature page of this Agreement

Any party may change its address for the purpose of this Section 11.4 by giving the other parties written notice of its new address as provided above.

11.5.    Attorney's Fees.

The prevailing party any suit, action, counterclaim, or arbitration arising out of this Agreement (including without limitation enforcement of any award or judgment obtained with respect to this Agreement and the attorney's fees and costs associated with any appeal from any award or judgment) shall be entitled to recover a reasonable allowance for attorney's fees, litigation expenses, and the cost of arbitration in addition to court costs. "Prevailing party" within the meaning of this Section 11.5 includes without limitation a party who agrees to dismiss an action or proceeding upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

11.6.    Governing Law.

The rights and obligations of the parties shall be governed by, and this Agreement shall be construed and enforced in accordance with, the laws of the United States and the State of California, excluding California's conflicts of laws rules to the extent such rules would apply the law of another jurisdiction.

11.7.    Jurisdiction and Venue.

The parties hereto consent to the personal jurisdiction of all federal and state courts in California, and agree that venue shall lie exclusively in Santa Clara County, California.

11.8.    Entire Agreement.

This Agreement and the documents and agreements contemplated herein constitute the entire agreement between the parties with regard to the subject matter hereof and thereof. This Agreement supersedes all prior written and oral agreements and understandings between the parties hereto with respect to the subject matter hereof. There are now no agreements,

                                      -14-                         EXHIBIT 10.16
representations, or warranties between or among the parties other than those set forth in this Agreement or the documents and agreements contemplated in this Agreement.

11.9.    Severability.

If any provision of this Agreement, or the application of such provision to any person or circumstances, is held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall continue in full force without being impaired or invalidated.

11.10.   Titles, Captions, and Recitals.

Article, Section, and subsection titles and captions contained in this Agreement are inserted as a matter of convenience and for reference and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions. If there is any conflict between the Recitals at the beginning of this Agreement and the substantive provisions of this Agreement, the substantive provisions shall control.

11.11.   Section References.

Unless otherwise stated, any reference contained in this Agreement to an Article, Section, or subsection refers to the provisions of this Agreement. An
Article includes all of the Sections within that Article, and a Section includes all of the subsections within that Section.

11.12.   Interpretation.

Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, and the part the whole, (b) the reference to any gender includes all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or," and (d) "including" has the inclusive meaning frequently identified with the phrase "including but not limited to." Each accounting term used in this Agreement that is not specifically defined in this Agreement has the meaning given to it under generally accepted accounting principles.

11.13.   Counterparts.

This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable only against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

11.14.   Delay of Registration.

No Holder shall obtain or seek an injunction to restrain or otherwise delay any Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

11.15.   Dispute Resolution.

         11.15.1.    Notice.

         A party who desires money damages or equitable relief from the other party because of a claim relating to the subject matter of this Agreement shall give written notice to the other party of the facts constituting the breach or default (a "Dispute Notice"). This

                                      -15-                         EXHIBIT 10.16

         Section 11.15 is intended to cover all aspects of the relationship between the parties with respect to the subject matter of this Agreement, including any claims based on tort or other theories.

         11.15.2.    Negotiation.

         For fifteen (15) days following delivery of a Dispute Notice (the "Negotiation Period") the parties shall negotiate to resolve the dispute in good faith.

         11.15.3.    Mediation.

         After the end of the Negotiation Period, either party may request non-binding mediation with the assistance of a neutral mediator from a recognized mediation service. The party requesting the mediation shall arrange for the mediation services, subject to the approval of the other party which the other party shall not withhold unreasonably. Mediation shall take place in Santa Clara or San Mateo County, California. Mediation may be scheduled to begin any time after expiration of the Negotiation Period, but with at least 10 days notice to all parties. The parties shall participate in the mediation in good faith and shall devote reasonable time and energy to the mediation so as to promptly resolve the dispute or conclude that they cannot resolve the dispute. The party requesting the mediation shall bear the cost of mediation except as provided elsewhere in this Agreement.

         11.15.4.    Arbitration.

         If thirty (30) days after beginning mediation the parties have not resolved the dispute, either party may submit the dispute to final and binding arbitration pursuant to the commercial rules of the American Arbitration Association. The arbitrator(s) shall apply the substantive law of the State of California to the dispute, and shall have the power to interpret such law to the extent it is unclear. At the request of any party, the arbitrators, attorneys, parties to the arbitration, witnesses, experts, court reporters, or other persons present at the arbitration shall agree in writing to maintain the strict confidentiality of the arbitration proceedings. At the election of any party, arbitration shall be conducted by a three neutral arbitrators appointed in accordance with the commercial rules of the American Arbitration Association if (a) the amount in controversy is greater than $50,000 (exclusive of interest and attorneys fees), or (b) a party sought to be enjoined disputes that he or it has engaged in, or asserts that he or it should be able to engage in, the actions sought to be enjoined. In all other cases, the matter shall be arbitrated by a single neutral arbitrator. The parties surrender and waive the right to submit any dispute to a court or jury, or to appeal to a higher court. There shall be no arbitration of any claim that would otherwise be barred by a statute of limitations if the claim were to be brought in a court of law. The arbitrator shall not have the power to award punitive, consequential, indirect, or special damages.

         11.15.5.    Arbitrability.

         The arbitrators shall have the power to determine what disputes under this agreement are the proper subject of arbitration.

                                      -16-                         EXHIBIT 10.16

         11.15.6.    Preliminary Remedies.

         Notwithstanding this Section 11.15, a party may apply to a court of competent jurisdiction for prejudgment remedies and emergency relief in the form of a temporary restraining order pending final determination of a claim through arbitration in accordance with this Section 11.15.

         11.15.7.    Costs and Attorneys Fees.

         If the arbitrator determines that the actions of a party or its counsel have unreasonably or unnecessarily delayed the resolution of the matter, the arbitrator may in its discretion require such party to pay all or part of cost of the mediation and arbitration proceedings payable by the other party and may require such party to pay all or part of the attorneys fees of the other party. This provision permits an award of attorneys fees against a party regardless of which party is the prevailing party. Otherwise, the parties shall share bear their own attorneys fees and share the costs of arbitration equally. Each party has been represented by counsel in the negotiation and execution of this Agreement.

         11.15.8.    Enforcement.

         The award of the arbitrator shall be enforceable according to the applicable provisions of the California Code of Civil Procedure, sections 1280 et seq. A party who fails to participate in a negotiation, mediation, or arbitration instituted under this Section 11.15, or who admits to liability and the amount of damage, shall be deemed to have defaulted. Such default may be entered and enforced the same manner as a default in a civil lawsuit.

11.16.   Legends and Stop Transfer Instructions.

To enforce the restrictions on transfer set forth in this Agreement, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder and may place a legend on such securities referring to such restriction for the applicable period of such restriction.

                                      -17-                         EXHIBIT 10.16

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement of Asante Technologies, Inc. as of the date first set forth above.

"COMPANY"                                    "INVESTORS"
Asante Technologies, Inc.,                   Delta Networks, Inc.
a Delaware corporation                       a Taiwanese corporation


By:  /S/ Wilson Wong                         By:  /S/ MS Chen
   ----------------------------                 ----------------------------
   Wilson Wong, CEO                             MS Chen, Chairman

                                             Delta International Holding Limited
                                             a Cayman Islands corporation

                                             By: /S/ Bruce Cheng
                                                ----------------------------
                                                Bruce Cheng, Chairman and CEO

                                    EXHIBIT A

                        SUMMARY OF REGISTRABLE SECURITIES

Security                      Number of Shares
--------                      ----------------

Common Stock                  500,000
                              -------

                                      -19-